UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                December 4, 2003
                                ----------------
                                (Date of Report)


                           ELITE PHARMACEUTICALS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       333-45241                22-3542636
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)



                 165 Ludlow Avenue, Northvale, New Jersey 07647
                 ----------------------------------------------
                    (Address of principal executive offices)


                                 (201) 750-2646
              ----------------------------------------------------
              (Registrant's telephone number, including area code)
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Item 5.      OTHER EVENTS AND REGULATION FD DISCLOSURE
             -----------------------------------------

      Registrant, issued on December 4, 2003 a press release advising of its completion of a private placement of 1,645,000 shares of its common stock at $2.00 per share. The sale of these shares increase the shares outstanding to 12,199,426 shares. The offering was exempt from registration pursuant to Regulation D under the Securities Act of 1933, as amended. In connection with the offering, Registrant paid a cash commission of $72,500 to First Montauk Securities Corp., as selling agent and agreed to issue to the agent a five year warrant to purchase 50,000 shares of Registrant's common stock at a price of $2.00 per share.

      A copy of Registrant's press release is attached as Exhibit 99.1.


Item 7.      FINANCIAL STATEMENTS AND EXHIBITS
             ---------------------------------

      a) Not applicable.

      b) Not applicable.

      c) Exhibits

         1.  Press Release, dated December 4, 2003


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

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


      Dated:   December 4, 2003



                                       ELITE PHARMACEUTICALS, INC.


                                       By: /s/ BERNARD BERK
                                           ------------------------------
                                           Name:  Bernard Berk
                                           Title: Chief Executive Officer


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